Inventories	12 Months Ended
Dec. 31, 2018
Classes Of Inventories [Abstract]
Inventories

7. Inventories

	2018	2017

Uranium
Concentrate	$255,373	$820,426
Broken ore	51,545	47,083
	306,918	867,509

NUKEM	85,654	13,801

Fuel services	75,223	68,456

Total	$467,795	$949,766

Cameco expensed $1,501,000,000 of inventory as cost of sales during 2018 (2017 - $1,601,000,000). Included in cost of sales is a $29,296,000 net write-down to reflect net realizable value (2017 - $8,662,000 net write-down).